UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 29, 2005


                               EDGAR ONLINE, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                     0-26071                    06-1447017
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
    of incorporation)              File Number)            Identification No.)


                              50 Washington Street
                           Norwalk, Connecticut 06854
             (Address of principal executive offices, with zip code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 29, 2005, we issued a press release, which appears as Exhibit 99.1 hereto, regarding our redemption of warrants issued to holders of such securities. Such press release is incorporated by reference in response to this
Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1     Press Release dated March 29, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  March 29, 2005                    EDGAR ONLINE, INC.

                                         /s/ Susan Strausberg
                                         ------------------------
                                             Susan Strausberg
                                         Chief Executive Officer
                                         and President